Debt	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Debt	Debt
The table below summarizes the Company's key terms and carrying value of debt as of the periods indicated:

	June 30, 2025				December 31, 2024
	Outstanding Borrowings (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Outstanding Borrowings (in thousands)
			From	To
Secured Debt Financings
Asset-backed securitization ("ABS") term notes	$1,869,435	3.95%	February 2028	March 2035	$3,032,700
Asset-backed securitization warehouse	260,000	5.90%	January 2031	January 2031	60,000
Total secured debt financings	2,129,435				3,092,700
Unsecured Debt Financings
Senior notes	1,800,000	2.82%	April 2026	March 2032	1,800,000
Credit facility:
Revolving credit tranche	1,145,000	5.75%	July 2029	July 2029	1,085,000
Term loan tranche	1,610,000	5.75%	July 2029	July 2029	1,680,000
Total unsecured debt financings	4,555,000				4,565,000
Total debt financings	$6,684,435				$7,657,700
Unamortized debt costs	(38,976)				(48,743)
Unamortized debt premium & discounts	(2,428)				(3,237)
Debt, net of unamortized costs	$6,643,031				$7,605,720

Securitization Term Instruments

Under the Company's ABS facilities, indirect wholly owned subsidiaries of the Company enter into debt agreements for ABS term instruments, including ABS notes. These subsidiaries are intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company’s borrowings under the ABS facilities amortize in monthly installments, typically in level payments over five or more years. These facilities provide for an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment is determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to nine months of interest expense on certain securitized term instruments.

The Company maintains irrevocable standby letters of credit to satisfy the restricted cash balance requirements equal to nine months of interest expense on the ABS facilities. As of June 30, 2025, the current value of the standby letters of credit for the Company's ABS facilities was $29.6 million.

On June 24, 2025, the Company issued a series of securitization fixed-rate notes in the principal amount of $300.0 million at a weighted average interest rate of 5.50% and an expected maturity date of March 2035. The proceeds from this issuance were primarily used to repay borrowings under the revolving credit tranche of the Company's credit facility.

During the first quarter of 2025, the Company distributed its equity interest in TCF VIII to Parent, resulting in a decrease in total indebtedness of approximately $1.3 billion.

Asset-Backed Securitization Warehouse

Under the Company’s ABS warehouse facility, an indirect wholly owned subsidiary of the Company issues ABS notes. This subsidiary is intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company's ABS warehouse facility has a maximum borrowing capacity of $1,125.0 million that is available on a revolving basis until the January 22, 2027 conversion date. The interest rate under the ABS warehouse facility for the revolving period is daily compounded SOFR plus 1.60%. After the revolving period, borrowings will convert to term notes with a final maturity date of January 22, 2031 and bear interest at daily compounded SOFR plus 2.60%.

During the revolving period, the borrowing capacity under this facility is determined by applying an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment are determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to three months of interest expense.

Senior Notes

The Company’s senior notes are unsecured and have initial maturities ranging from five to ten years and interest payments due semi-annually. The senior notes are prepayable (in whole or in part) at the Company's option at any time prior to the maturity date, subject to certain provisions in the senior note agreements, including the payment of a make-whole premium with respect to such prepayment.

Credit Facility

The Company's credit facility has a maturity date of July 9, 2029 and includes a $2,000.0 million revolving credit tranche and a term loan tranche. Term loan borrowings under the facility amortize in quarterly installments. The interest rate under the credit facility is daily SOFR plus 1.30%. The credit facility is subject to covenants customary for financings of this type, including financial covenants that require the Company to maintain a minimum ratio of unencumbered assets to certain financial indebtedness.

Derivative Impact on Debt

The Company hedges the risks associated with fluctuations in interest rates on a portion of its floating-rate debt by entering into interest rate swap agreements that convert a portion of its floating-rate debt to a fixed rate basis, thus reducing the impact of interest rate changes on future interest expense.

The following table summarizes the Company's outstanding fixed-rate and floating-rate debt as of June 30, 2025:

	Balance Outstanding (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Weighted Avg Remaining Term
			From	To
Excluding impact of derivative instruments:
Fixed-rate debt	$3,669,435	3.40%	Apr 2026	Mar 2035	4.3 years
Floating-rate debt	$3,015,000	5.76%	Jul 2029	Jan 2031	3.8 years

Including impact of derivative instruments:
Fixed-rate debt	$3,669,435	3.40%
Hedged floating rate debt	1,652,500	3.74%
Total fixed and hedged floating-rate debt	5,321,935	3.50%
Unhedged floating rate debt	1,362,500	5.76%
Total debt financings	$6,684,435	3.97%

The fair value of total debt outstanding was $6,481.3 million and $7,241.7 million as of June 30, 2025 and December 31, 2024, respectively, and was measured using Level 1 and Level 2 inputs.

As of June 30, 2025, the maximum borrowing levels for the ABS warehouse and the revolving credit tranche under the credit facility were $1,125.0 million and $2,000.0 million, respectively. These facilities are governed by either borrowing bases or an unencumbered asset test that limits borrowing capacity. Based on those limitations, the availability under these revolving credit facilities at June 30, 2025 was approximately $1,034.0 million.
The Company is subject to certain financial covenants under its debt financings. As of June 30, 2025, the Company was in compliance with all financial covenants in accordance with the terms of its debt agreements.